                                                                   EXHIBIT 99.12

First USA Bank
First USA Management
Post Office Box 650370
Dallas, TX 75265-0370
Tel (214) 849-2000


                                                                  FIRST USA








                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                 FIRST USA BANK

                 -----------------------------------------------

                FIRST USA CREDIT CARD MASTER TRUST, SERIES 1995-2

                 -----------------------------------------------

                   Monthly Period:              07/01/96 to
                                                07/31/96
                   Distribution Date:           08/15/96
                   Transfer Date:               08/14/96

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1995-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

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A.   Information Regarding the Current Monthly
     Distribution.

     1.   The total amount of the distribution to
          Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                                       Class A                $       4.94277777
                                       Class B                        5.10208337
                                       Collateral Inv. Amt.           5.34431928
                                                              ------------------
                                       Total (weighted avg.)  $       4.99529892

     2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount


                                       Class A                $       4.94277777
                                       Class B                $       5.10208337
                                       Collateral Inv. Amt.   $       5.34431928
                                                              ------------------
                                       Total (weighted avg.)  $       4.99529892




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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1995-2
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     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                       Class A                $             0.00
                                       Class B                              0.00
                                       Collateral Inv. Amt.                 0.00
                                                              ------------------
                                       Total                  $             0.00

B.   Information Regarding the Performance of the Trust.

     1.   Allocation of Principal Receivables.

          The aggregate amount of Allocations of
          Principal Receivables processed during the
          Monthly Period which were allocated in
          respect of the Certificates

                                       Class A                $    67,626,502.30
                                       Class B                      5,301,902.93
                                       Collateral Inv. Amt.         8,559,207.85
                                                              ------------------
                                       Total                  $    81,487,613.08
                                                              ==================

     2.   Allocation of Finance Charge Receivables.

          (a)  The aggregate amount of Allocations of
               Finance Charge Receivables processed
               during the Monthly Period which were
               allocated in respect of the Certificates

                                       Class A                $     9,167,153.72
                                       Class B                        718,093.71
                                       Collateral Inv. Amt.         1,159,783.84
                                                              ------------------
                                       Total                  $    11,045,031.27
                                                              ==================
          (b)  Principal Funding Investment Proceeds
               (to Class A)                                                  N/A
          (c)  Withdrawals from Reserve Account (to
               Class A)                                                      N/A
                                                              ------------------
                    Class A Available Funds                   $     9,167,153.72
                                                              ==================

     3.   Principal Receivables / Investor Percentages

          (a)  The aggregate amount of Principal
               Receivables in the Trust as of the last
               day of the Monthly Period                      $16,580,878,508.60





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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1995-2
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

          (b)  Invested Amount as of the last day of
               the preceding month (Adjusted Class A
               Invested Amount during Accumulation
               Period)

                                       Class A                $   660,000,000.00
                                       Class B                     51,700,000.00
                                       Collateral Inv. Amt.        83,500,000.00
                                                              ------------------
                                       Total                  $   795,200,000.00

          (c)  The Floating Allocation Percentage: The
               Invested Amount set forth in paragraph
               3(b) above as a percentage of the
               aggregate amount of Principal
               Receivables as of the Record Date set
               forth in paragraph 3(a) above

                                       Class A                             3.980%
                                       Class B                             0.312%
                                       Collateral Inv. Amt.                0.504%
                                                              ------------------
                                       Total                               4.796%

          (d)  During the Amortization Period: The
               Invested Amount as of _______ (the last
               day of the Revolving Period)

                                       Class A                               N/A
                                       Class B                               N/A
                                       Collateral Inv. Amt.                  N/A
                                                              ------------------
                                       Total                                 N/A

          (e)  The Fixed/Floating Allocation
               Percentage: The Invested Amount set
               forth in paragraph 3(d) above as a
               percentage of the aggregate amount of
               Principal Receivables set forth in
               paragraph 3(a) above

                                       Class A                               N/A
                                       Class B                               N/A
                                       Collateral Inv. Amt.                  N/A
                                                              ------------------
                                       Total                                 N/A

     4.   Delinquent Balances.

          The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

          (a) 35 - 64 days                                    $   268,728,870.50
          (b) 65 - 94 days                                    $   174,113,131.46
          (c) 95 - 124 days                                   $   126,531,431.97
          (d) 125 - 154 days                                  $   102,556,018.17
          (e) 155 - 184 days                                  $    88,797,376.45
          (f) 185 or more days                                $    72,628,921.87
                                                              ------------------
          Total                                               $   833,355,750.42
                                                              ==================



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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1995-2
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     5.   Monthly Investor Default Amount.

          (a)  The aggregate amount of all defaulted
               Principal Receivables written off as
               uncollectible during the Collection
               Period allocable to the Invested Amount
               (the aggregate "Investor Default
               Amount")

                                       Class A                $     2,547,985.90
                                       Class B                        199,592.23
                                       Collateral Inv. Amt.           322,358.82
                                                              ------------------
                                       Total                  $     3,069,936.95
                                                              ==================

     6.   Investor Charge-Offs & Reimbursements of
          Charge-Offs.

          (a)  The aggregate amount of Class A Investor
               Charge-Offs and the reductions in the
               Class B Invested Amount and the
               Collateral Invested Amount

                                       Class A                $             0.00
                                       Class B                              0.00
                                       Collateral Inv. Amt.                 0.00
                                                              ------------------
                                       Total                  $             0.00
                                                              ==================

          (b)  The amounts set forth in paragraph 6(a)
               above, per $1,000 original certificate
               principal amount (which will have the
               effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                       Class A                $             0.00
                                       Class B                              0.00
                                       Collateral Inv. Amt.                 0.00
                                                              ------------------
                                       Total                  $             0.00
                                                              ==================

          (c)  The aggregate amount of Class A Investor
               Charge-Offs reimbursed and the
               reimbursement of reductions in the Class
               B Invested Amount and the Collateral
               Invested Amount

                                       Class A                $             0.00
                                       Class B                              0.00
                                       Collateral Inv. Amt.                 0.00
                                                              ------------------
                                       Total                  $             0.00
                                                              ==================







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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1995-2
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          (d)  The amount set forth in paragraph 6(c)
               above, per $1,000 interest (which will
               have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                       Class A                $             0.00
                                       Class B                              0.00
                                       Collateral Inv. Amt.                 0.00
                                                              ------------------
                                       Total                  $             0.00
                                                              ==================

     7.   Investor Servicing Fee.

          (a)  The amount of the Investor Monthly
               Servicing Fee payable by the Trust to
               the Servicer for the Monthly Period

                                       Class A                $       825,000.00
                                       Class B                         64,625.00
                                       Collateral Inv. Amt.           104,375.00
                                                              ------------------
                                       Total                  $       994,000.00
                                                              ==================

     8.   Reallocated Principal Collections

          The amount of Reallocated Collateral and Class B Principal Collections applied in respect of Interest Shortfalls, Investor
          Default Amounts or Investor Charge-Offs for the prior month.

                                       Class B                $             0.00
                                       Collateral Inv. Amt.                 0.00
                                                              ------------------
                                       Total                  $             0.00
                                                              ==================

     9.   Collateral Invested Amount

          (a)  The amount of the Collateral Invested
               Amount as of the close of business on
               the related Distribution Date after
               giving effect to withdrawals, deposits
               and payments to be made in respect of
               the preceding month                            $    83,500,000.00

          (b)  The Required Collateral Invested Amount
               as of the close of business on the
               related Distribution Date after giving
               effect to withdrawals, deposits and
               payments to be made in respect of the
               preceding month                                $    83,500,000.00








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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1995-2
Page 6

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     10.  The Pool Factor.

          The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing
          Date). The amount of a Certificateholder's pro rata share of the Investor Participation
          Amount can be determined by multiplying the original denomination of the holder's
          Certificate by the Pool Factor


                                       Class A                        1.00000000
                                       Class B                        1.00000000
                                                              ------------------
                                       Total (weighted avg.)          1.00000000

     11.  The Portfolio Yield

          The Portfolio Yield for the related Monthly
          Period                                                           12.03%

     12.  The Base Rate

          The Base Rate for the related Monthly Period                      7.80%


C.   Information Regarding the Principal Funding
     Account

     1.   Accumulation Period

          (a)  Accumulation Period commencement date                    01/31/02

          (b)  Accumulation Period length (months)                             1

          (c)  Accumulation Period Factor                                  18.77

          (d)  Required Accumulation Factor Number                            11

          (e)  Controlled Accumulation Amount                 $   660,000,000.00

          (f)  Minumum Payment Rate (last 12 months)                        9.54%


     2.   Principal Funding Account

          Beginning Balance                                   $             0.00
              Plus: Principal Collections for Related
                    Monthly Period from Principal Account                    N/A
              Plus: Interest on Principal Funding Account
                    Balance for Related Monthly Period                       N/A
              Less: Withdrawals to Finance Charge Account                    N/A
              Less: Withdrawals to Distribution Account                     0.00
                                                              ------------------
          Ending Balance                                      $             0.00



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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1995-2
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     3.   Accumulation Shortfall

                    The Controlled Deposit Amount for
                    the previous Monthly Period                              N/A
              Less: The amount deposited into the
                    Principal Funding Account for the
                    Previous Monthly Period                                  N/A
                                                              ------------------
                    Accumulation Shortfall                                   N/A
                                                              ==================
                    Aggregate Accumulation Shortfalls                        N/A
                                                              ==================

     4.   Principal Funding Investment Shortfall

                    Covered Amount                                           N/A
              Less: Principal Funding Investment Proceeds                    N/A
                                                              ------------------
                    Principal Funding Investment Shortfall                   N/A


D.   Information Regarding the Reserve Account

     1.   Required Reserve Account Analysis

          (a)  Required Reserve Account Amount
               percentage (0.5% of Class A Invested
               Amount or other amount designated by
               Transferor)                                                  0.00%

          (b)  Required Reserve Account Amount ($)            $             0.00

          (c)  Required Reserve Account Balance after
               effect of any transfers on the
               Related Transfer Date                          $             0.00

          (d)  Reserve Draw Amount transferred to the
               Finance Charge Account on the Related
               Transfer Date                                  $             0.00

     2.   Reserve Account Investment Proceeds

          Reserve Account Investment Proceeds
          transferred to the Finance Charge Account on
          the Related Transfer Date                                          N/A

     3.   Withdrawals from the Reserve Account

          Total Withdrawals from the Reserve Account
          transferred to the Finance Charge Account on
          the Related Transfer Date (1(d) plus 2 above)                      N/A

     4.   The Portfolio Adjusted Yield

          The Portfolio Adjusted Yield for the related
          Mthly Period                                                      3.96%



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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page



                              FIRST USA BANK
                              as Servicer


                              By:  /s/ W. Todd Peterson
                                   ------------------------------------
                                   W. Todd Peterson
                                   Vice President

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